Northwestern Mutual Series Fund, Inc.
Active/Passive Very Aggressive Portfolio
Supplement Dated October 15, 2026 to the Summary Prospectus
for the Active/Passive Very Aggressive Portfolio Dated May 1, 2026
The following information supplements the Summary Prospectus for the Active/Passive Very Aggressive Portfolio (the “Portfolio”) of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2026, as may be supplemented. You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update
Rodney Schmucker, Senior Research & Portfolio Analyst of MSA, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Portfolio effective December 31, 2026. As of January 1, 2027, Kevin Barberio will join James Fleming, Brent G. Schutte, and Garrett D. Aird as a portfolio manager.
Accordingly, as of January 1, 2027, the “Portfolio Managers” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  James Fleming, CFA, Portfolio Manager of MSA, joined MSA in 2008 and has managed the Portfolio since May 2025.
Brent G. Schutte, CFA, Chief Investment Officer of MSA, joined MSA in 2021 and has managed the Portfolio since May 2025.
Garrett D. Aird, CFA, Vice President of MSA, joined MSA in 2021 and has managed the Portfolio since May 2025.
Kevin Barberio, CFA, Senior Research & Portfolio Analyst of MSA, joined MSA in 2021 and has managed the Portfolio since January 2027.”
Please retain this Supplement for future reference.